Week of 1/6/97

                                WE DID IT AGAIN!

               The U.S. Government Securities Savings Fund was the

                                HIGHEST YIELDING

             government-only money fund for the past 5 years ending
                     December 31, 1996, according to Lipper.


                 The U.S. Government Securities Savings Fund is
                 consistently one of the Top 10 Highest Yielding
                Government-Only Money Funds; ranked #9 this week.
                   Government-Only Money Funds Average 4.83%.


Rank   Fund                                      Yield        State Tax Exempt
----   ----                                      -----        ----------------

  1    Lake Forest Money Market Fund              5.48              YES
  2    Nations Treasury Fund                      5.45               NO
  3    John Hancock US Govt Cash Res              5.31               NO
  4    Nations Government MMF                     5.30               NO
  5    Kemper Government Money Fund               5.26               NO
  6    Monetta Government MMF                     5.26               NO
  7    Vanguard MMR/Federal Port                  5.26               NO
  8    Lindner Govt MMF                           5.25               NO
  9    UNITED SERVICES GOVT. SECS. SVGS.          5.25               YES
 10    Merrill Lynch CMA Govt Secs                5.22          Unavailable
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                                                Source: IBC Financial Data, Inc.

                              Did you know that the
                 U.S. Government Securities Savings Fund offers:

                            X State Tax Free Income
                            X 24 Hour Account Information
                            X Free Check Writing Privileges
                            X Consistent Superior Performance

----------
The U.S. Government Securities Savings Fund was ranked #1 out of 78 government money market funds by Lipper Analytical Services for the 5 year period and #5 out of 115 for the one-year period ending 12/31/96. The Fund is managed to maintain a stable $1 per share value; however, there is no assurance it will be able to do so. This is not a solicitation for any funds listed herein other than United Services Funds. The Advisor of the Fund has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until 6/30/97, or until such later date as the Advisor determines. In accordance with SEC guidelines, capital gains or losses are excluded from yield calculations. The Fund's Advisor subsidized certain Fund expenses, enhancing the yield (or total return) by approximately 0.15%. A monthly small account fee will apply if your balance falls below the $1,000 minimum. Money market funds are not sponsored nor guaranteed by the U.S. government, nor deposits of nor endorsed by any bank, nor insured by the FDIC nor any other agency. However, the securities it invests in are. For a free prospectus containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing. Past performance is no guarantee of future results.

                           U.S. Global Investors, Inc.
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For more  information,  please  contact  Johanna  Thornblad at  210/308-1237  or
Stephanie Linkous at 210/308-1214.